AYRO™

The Art of Sustainability

Corporate Overview

September 2022

NASDAQ: AYRO

Forward-Looking Statements

This presentation may contain forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any expected future results, performance, or achievements. Words such as "anticipate," "believe," "could," "estimate," "intend," "expect," "may," "plan," "will," "would" and their opposites and similar expressions are intended to identify forward-looking statements and include the development and launch of the AYRO Z. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: AYRO's success depends on its ability to complete the development of and successfully introduce new products; AYRO may experience delays in the development and introduction of new products; the ability of AYRO's suppliers to deliver parts and assemble vehicles; the ability of the purchaser to terminate or reduce purchase orders; AYRO has a history of losses and has never been profitable, and AYRO expects to incur additional losses in the future and may never be profitable; if AYRO's Master Procurement Agreement with Club Car is terminated, it may need to identify new strategic channel partners to support the sales of its vehicles; if AYRO loses its exclusive license to manufacture the AYRO 411x model in North America, Cenntro could sell identical or similar products through other companies or directly to AYRO's customers; AYRO may be unable to replace lost manufacturing capacity on a timely and cost-effective basis, which could adversely impact its operations and ability to meet delivery timelines; the impact of public health epidemics, including the COVID-19 pandemic; the market for AYRO's products is developing and may not develop as expected and AYRO, accordingly, may never meet its targeted production and sales goals; AYRO's limited operating history makes evaluating its business and future prospects difficult and may increase the risk of any investment in its securities; AYRO may experience lower-than-anticipated market acceptance of its vehicles; developments in alternative technologies or improvements in the internal combustion engine may have a materially adverse effect on the demand for AYRO's electric vehicles; the markets in which AYRO operates are highly competitive, and AYRO may not be successful in competing in these industries; AYRO may become subject to product liability claims, which could harm AYRO's financial condition and liquidity if AYRO is not able to successfully defend or insure against such claims; increases in costs, disruption of supply or shortage of raw materials, in particular lithium-ion cells, could harm AYRO's business; AYRO may be required to raise additional capital to fund its operations, and such capital raising may be costly or difficult to obtain and could dilute AYRO stockholders' ownership interests, and AYRO's long term capital requirements are subject to numerous risks; AYRO may fail to comply with environmental and safety laws and regulations; and AYRO is subject to governmental export and import controls that could impair AYRO's ability to compete in international market due to licensing requirements and subject AYRO to liability if AYRO is not in compliance with applicable laws. A discussion of these and other factors with respect to AYRO is set forth in our most recent Annual Report on Form 10-K and subsequent reports on Form 10-Q. Forward-looking statements speak only as of the date they are made and AYRO disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Company History

- Founded in 2017
- Headquartered in Round Rock, TX
- An innovator of purpose-built, street legal, automotive-grade, low-speed electric vehicles (LSEVs)
- LSEVs designed for last mile delivery, micro-distribution, low speed logistics, campus/arena operations, cargo and food service delivery in environments where speeds are limited to 35 mph, indoor environments, or anywhere where exhaust fumes might create a hazard

Company Profile

- Model Year Refresh vehicle (“Vanish”) from new AYRO Z platform on track for 1Q23 release
- Three consecutive quarters of cost reduction even while developing the new AYRO Z platform and recognizing record revenue
- Seasoned management team with established performance history - senior management team average age of 61 with 244 years of cumulative relevant experience
- 2 Design Patents and 4 Utility Patents pending on underlying sustainability technologies and on vehicle/payload design reconfigurability

AYRO, Inc. (Nasdaq: AYRO)	
Stock Price (as of 9/26/22)	$0.65
Shares Outstanding*	37.0M
Market Capitalization	$24M
Cash & Marketable Securities*	$58.9M
Debt*	$0
Fiscal Year End	12/31
Cash Runway at current spend	> 3 years

**as of 6/30/2022*

Leadership Team



THOMAS M. WITTENSCHLAEGER
Chief Executive Officer

- Annapolis Graduate; Nuclear Submariner
- Turnaround Executive
- 37 Patents
- 40 years experience



DAVID E. HOLLINGSWORTH
Chief Financial Officer

- Public Company expertise
- Startup expertise in manufacturing Companies
- 16 years experience



DREW ARNBERG
VP, Programs

- West Point Graduate
- Multi billion dollar Federal systems, contracts, in DoD and aerospace
- 35 years experience



TERRY NIELSEN
VP, Manufacturing

- Engineering, manufacturing, machining, design tooling
- Metals, plastics, CNC
- 45 years experience



SCOTT BRUCE
SVP, Mktg/Corp Dev

- Annapolis Graduate
- Navy Test Pilot
- V-22 Program Manager
- 40 years experience



MARK LUCKEVICH
Chief Engineer

- Vehicle and aircraft systems and engineering
- TRW, ZF, Honeywell
- 18 Patents
- 35 years experience

Market Positioning

Represent **“true sustainability”**
in an all-electric, low-speed vehicle fleet engendering
near-infinite payload reconfigurability
while embracing technologies that
maximize efficiency
and that allow those vehicles to
traverse environments without disturbing them.



Business Description

- Designer and manufacturer of Low Speed Electric Vehicles (LSEVs) built to OE automotive standards whose zero emission characteristic allows for use virtually anywhere
- Pivoting in 2023 to a product family sourced largely in North America, with select parts from the UK, Germany, and Italy, and manufactured entirely in North America
- Target market segment straddles the range of a converted golf cart to a small pickup truck. This “hybrid” market segment allows for cannibalization of both adjacent markets
- Key differentiator is high payload capacity, payload reconfigurability on the fly, and very low cost of ownership, all accompanied by technology upgrades
- Product line roadmap engenders a family of derivative platforms utilizing common subsystems



Target Market

- Low-speed vehicle market is projected to grow from $8.9 billion USD in 2021 to $14.4 billion USD in 2027, at a CAGR of 8.2% (North America Low Speed Vehicle Report, 18 August 2022)
- Stringent emission standards and lower costs of electric LSVs are shifting preferences toward electric LSVs that are intended for short distances (North America Low Speed Vehicle Report, 18 August 2022)
- Factors that are anticipated to boost the demand of LSV markets in North America include: rising elderly population, commuters, students and government fleets seeking mobility solutions beyond automobiles, and projections of lower vehicles miles and greenhouse gas emissions in the U.S. (North America Low Speed Vehicle Market to 2027, 04 April 2022)
- Increasing applications in last-mile food and cargo delivery, micromobility, and campus/arena operations



The 2021-2022 Model Year Lineup: Over 300 Vehicles Built And Sold


Pickup Bed
Powered Food Box
Flatbed

The 2023 Model Year Refresh

Core Platform
(Flatbed)





Utility Configuration



Food Delivery Configuration



Landscape Configuration




Club Car
B8
A21
GEA BOX
REWORK

HISTORICAL PERSPECTIVE: THE BUSINESS STRATEGY PIVOT

Motivation for the Business Pivot

- Trans Pacific shipping costs have risen by 700%
- Shipping times through Port of Long Beach averaging 72 days
- Port of Long Beach remains bottlenecked
- Import duties steady at 27.5%
- Quality of key components from China unpredictable, resulting in rising warranty overhang
- Warranty response times exceeding 80 days



ClubCar

Elements of the 2022/2023 Business Strategy Pivot

- Shift from off-shoring to on-shoring
- Move from outsourcing to insourcing
- Maximize the North American and European supply chain
- Minimize the trans-Pacific supply chain
- Design, build, and support products from the continental U.S.
- Reinvest savings from trans-Pacific logistics and duties into product innovation and product quality
- Credibly meet Federal and local "Buy American" requirements
- Emphasize GSA schedule & channel


2023
2022

Factory Stand-Up in Round Rock: Flow Plan

AYRO™



Secure Inventory Cage
Service
Welding
Tire Station
FINISHED GOODS
FINAL ASSEMBLY
PAYLOAD &
TIME OF ORDER OPTIONS
FLUIDS & SEATS
OFFLINE REPAIR & SERVICE
CHASSIS PREPSTATION
CAB INTEGRATON
STATION
CAP PREP STATION



Mules in Test: Components Inbound From Redefined North American/European Supply Chain

AYRO™









Channel Expansion - Partnerships

Partnerships



Stanley
DELIVERS
Delivering the Goods
Since 2016

- Supplies customized EV solutions that enable delivery of mobile solutions for food, beverages, retail, and health services



element

- World's largest fleet management company →1 million vehicles under management + 5,500 clients in 700 industries
- Identifies corporate fleet buyers, offers full suite of services - purchase & financing options, field service/repair plans, storage, end-of-life resale, etc.


PATENT

PATENTS, TRADEMARKS, AND IP

Intellectual Property: Patents

- **2 Design Patents** for AYRO Z platform and payloads have been filed and are pending
- Multiple underlying seminal patents in sustainability filed and pending
- **4 U.S. Utility Patents** pending
- 2 additional U.S. Utility Applications in work
- All patents filed under accelerated consideration criteria due to the age (65) of the named inventor



FIG. 1



FIG. 8



FIG. 38

Current Patent Portfolio

Reference Number	Title	App. No.	Filing date	Status	Type
58929.11US01	Electric Vehicle Structure	App. No. 29/830,198	March 10, 2022	Awaiting examination	Design
58929.12US01	Electric Vehicle Control Systems, Apparatus, And Methods	App. No. 17/658,9742	April 12, 2022	Awaiting examination	Utility
58929.23US01	Reconfigurable Vehicle Payload Architecture	App. No. 29/864,331	May 20, 2022	Awaiting examination	Design
58929.25US01	Systems and Methods For Residual Tire Track Shaping And Elimination	App. No. 17/807,960	June 21, 2022	Awaiting examination	Utility
58929.24US01	Systems and Methods for Providing Reconfigurable Payload Structure	TBD	TBD	Being prepared	Utility
TBD	Systems and Methods for Managing Surface Coatings and Coverings of a Vehicle	TBD	TBD	Being prepared	Utility
58929.47US01	System and Methods for Efficient Acceleration	TBD	TBD	Being prepared	Utility

Intellectual Property: Trademarks

- 10 Trademark Assets
  - 2 U.S. Trademark Registrations
  - 8 U.S. Trademark Applications (filed)

Mark	App. No. Reg. No.	Filing date Reg. Date	Status
AYRO	88/431321 6,086,866	May 15, 2019 June 23, 2020	Registered
AYRO	88/859276 6175095	April 3, 2020 October 13, 2020	Registered
SCHLÄGERNULL	97/359807	April 12, 2022	Awaiting examination
THE ART OF SUSTAINABILITY	97/193200	December 28, 2021	Awaiting examination
AYROLINK	97/522298	July 27, 2022	Awaiting examination
AYRO	97/528481	August 1, 2022	Awaiting examination
	97/528485	August 1, 2022	Awaiting examination
VALET	97521044	July 26, 2022	Awaiting examination
VAPOR	97/521048	August 1, 2022	Awaiting examination
VANISH	97/564130	August 25, 2022	Awaiting examination



FINANCIAL TRENDS:
RECORD REVENUE & IMPROVED COST CONTROL

Financials

$



Revenue
1.20M
1.0M
.80M
.60M
.40M
.20M
.0M
Record Quarterly Revenue
New Team Start Date
Revenue
Qtr2
Qtr3
Qtr4
Qtr1
Qtr2
2021
2022

Financials (cont'd)


R&D Expense
$
4.50M
4.0M
3.50M
3.0M
2.50M
2.0M
1.50M
1.0M
.50M
.0M
Qtr2
Qtr3
Qtr4
Qtr1
Qtr2
2021
2022
New Team Start Date
Expense

Financials (cont'd)



Sales and Marketing Expense
$
.80M
.70M
.60M
.50M
.40M
.30M
.20M
.10M
.0M
Qtr2
Qtr3
Qtr4
Qtr1
Qtr2
2021
2022
New Team Start Date
Expense

Financials (cont'd)



G&A Expense
$
4.0M
3.50M
3.0M
2.50M
2.0M
1.50M
1.0M
.50M
.0M
Qtr2
Qtr3
Qtr4
Qtr1
Qtr2
2021
2022
New Team Start Date
Expense


Summary

SUMMARY

Company Summary



FOR ALL INQUIRIES PLEASE CONTACT:

CORE IR
Joseph Delahoussaye III
512.222.2560
investors@ayro.com
www.coreir.com

NASDAQ: AYRO